SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

(formerly Satuit Capital Micro Cap Fund), a

series of Satuit Capital Management Trust

Supplement to Prospectus and Statement of Additional Information (“SAI”)

Dated August 26, 2011 to

 Prospectus and SAI dated February 28, 2011.

Effective immediately and pursuant to the approval of the Board of Trustees of Satuit Capital Management Trust on August 18, 2011, the name of Satuit Capital Micro Cap has been changed to the Satuit Capital U.S. Emerging Companies Fund (the “Fund”).

Management of the Fund and the Board of Trustees want to assure shareholders and prospective investors that there are no other changes to the Fund being contemplated as a result of this name change.  The investment objective (long term capital appreciation) and the investment strategy (investing in U.S. companies with a market cap of $500 million or less; previously referred to in the Prospectus and SAI as “micro cap companies” are now being referred to as “emerging companies”) remain unchanged.  The Fund’s ticker symbol will also continue to be SATMX.

The Fund’s Principal Investment Strategies are as follows: The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of U.S. common stocks of emerging (previously referred to as “micro cap”) companies. The Adviser considers a company to be an emerging company when its market capitalization, at the time of purchase, is $500 million or less. The Adviser will select portfolio securities which the Adviser believes exhibit reasonable valuations and favorable growth prospects. The factors the Adviser considers when determining whether a security exhibits reasonable valuation and favorable growth prospects, respectively,  include a company’s forward price to earnings multiple as compared to its forward earnings per share projection and a company’s revenue, margin, balance-sheet and cash flow characteristics.  The Adviser uses proprietary quantitative analysis of both value and growth characteristics to rank U.S. emerging companies.